NATURE OF OPERATIONS	12 Months Ended
Dec. 31, 2022
Organization, Consolidation and Presentation of Financial Statements [Abstract]
NATURE OF OPERATIONS	NATURE OF OPERATIONS
MedAvail Holdings, Inc., or MedAvail, or the Company, a Delaware corporation, is a pharmacy technology and services company that has developed and commercialized an innovative self-service pharmacy, mobile application, and kiosk. The Company’s principal technology and product is the MedCenter, a pharmacist controlled, customer-interactive, prescription dispensing system akin to a “pharmacy in a box” or prescription-dispensing ATM. The MedCenter also has the ability to facilitate live pharmacist counseling via two-way audio-video communication with the ability to dispense prescription medicines under pharmacist control.
Discontinued Operations
On January 19, 2023, the Company announced a plan to exit the pharmacy services business to focus on our pharmacy technology business. Following the exit from the pharmacy services business the Company consists solely of the pharmacy technology business. In connection with the exit from the pharmacy services business, to focus on the pharmacy technology business, the Company initiated a reduction in force, in which approximately 75% of the Company’s full-time employees at that point in time were immediately terminated, effective January 18, 2023. The employees that were subject to the reduction were employees of the pharmacy services business. The purpose of the reduction is to preserve capital with the goal of maximizing the opportunity available to pursue the pharmacy technology business.
On January 20, 2023, the Company entered into an Asset Purchase and Sale Agreement, as amended, with German Dobson CVS, L.L.C., Garfield Beach CVS, L.L.C., Longs Drug Stores California, L.L.C., Woodward Detroit CVS, L.L.C. and Holiday CVS, L.L.C. or “CVS”, pursuant to which the Company agreed to sell to CVS certain assets, including pharmacy records, and inventory from all 8 of the Company’s SpotRx pharmacies. The transaction completed on February 10, 2023, for a final gross purchase price of $2.9 million. Upon closing, the pharmacy records and inventory purchased by CVS were transferred from the SpotRx pharmacies to nearby CVS pharmacy locations.
For the years ended December 31, 2022 and 2021, the pharmacy services business comprises approximately 97% and 91% of the Company’s total revenues. As of December 31, 2022 and 2021, inventory from SpotRx pharmacies comprised approximately $3.0 million, or 9%, $2.2 million, or 6%, and of total consolidated assets. Pharmacy service business assets not sold to CVS have been or are expected to be primarily reabsorbed or settled, or to a lesser extent, sold or abandoned. As of March 31, 2023, we have substantially completed our exit from the pharmacy services business.
The Company’s consolidated financial statements herein are retrospectively revised and recast to present the presentation of the pharmacy technology business as the Company's continuing operations, and the pharmacy services business as discontinued operations for all periods presented.